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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                ---------------

                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):    January 4, 2001
                                                         -------------------



                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)



 Georgia                        01-14213              58-2237359
-----------------               -----------           ------------------
(State or Other                 (Commission           (I.R.S. Employer
Jurisdiction of                 File Number)          Identification No.)
Incorporation)



3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia          30071
------------------------------------------------------          ------
       (Address of Principal Executive Offices)               (Zip Code)



  Registrant's telephone number, including area code:  (770) 248-9600
                                                       --------------



                                      N/A
                     ------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  The registrant hereby amends its report on Form 8-K filed on January 19, 2001 by deleting the text under Item 7 and replacing it with the following text.

  (a)  Financial Statements of Business Acquired.

         Included as Exhibit 99.1 hereto and incorporated herein by reference.

  (b)  Pro Forma Financial Information.

         Included as Exhibit 99.2 hereto and incorporated herein by reference.

  (c)  Exhibits.

Item No.            Exhibit List

2.1    Purchase Agreement (amended and restated) dated as of November 29,
       2000, between The InterCept Group, Inc. and SLMsoft.com Inc., an Ontario corporation, and SLMsoft.com Inc., a Kansas corporation.*

2.2 Software Agreement dated January 4, 2001, between The InterCept Group, Inc., and SLMsoft.com Inc., an Ontario corporation.*

2.3 Registration Rights Agreement dated January 4, 2001, between The InterCept Group, Inc., and SLMsoft.com Inc., an Ontario corporation.*

99.1 The following financial statements of SLMsoft.com Inc., a Kansas corporation, together with the report by Arthur Andersen LLP for the periods stated therein:

       Balance Sheets as of December 31, 1999 and 2000.

       Statements of Operations for the 10 months ended October 31, 1998, for the two months ended December 31, 1998 and for the years ended December 31, 1998, 1999 and 2000.

       Statements of Stockholders' (Deficit) Equity for the 10 months ended October 31, 1998, for the two months ended December 31, 1998 and for the year ended December 31, 1998, 1999 and 2000.

       Statements of Cash Flows for the 10 months ended October 31, 1998, for the two months ended December 31, 1998 and for the year ended
       December 31, 1998, 1999 and 2000.

       Notes to Financial Information.

99.2 The following unaudited pro forma condensed consolidated financial statements of The InterCept Group, Inc., and SLMsoft.com Inc., a Kansas corporation.

       Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999 and 2000.

       Pro Forma Condensed Consolidated Balance Sheet for the year ended December 31, 2000.

                                       2
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   Notes to Pro Forma Condensed Consolidated Financial Information.


* Previously filed with the registrant's Current Report on Form 8-K filed January 19, 2001.


                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             THE INTERCEPT GROUP, INC.



                              By:   /s/ Scott R. Meyerhoff
                                    -----------------------------------------
                                    Scott R. Meyerhoff
                                    Chief Financial Officer

Dated:  March 20, 2001

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